Exhibit 99.1

Shore Bancshares, Inc. and The Community Financial Corporation Announce Receipt of Regulatory Approval for Merger of Equals

Easton, Maryland and Waldorf Maryland, March 7, 2023 —Shore Bancshares, Inc. (NASDAQ: SHBI) (“Shore”), the holding company of Shore United Bank, N.A., and The Community Financial Corporation (NASDAQ: TCFC) (“TCFC”), the holding company of Community Bank of the Chesapeake, announced today that they received the required regulatory approvals from the Office of the Comptroller of the Currency and the Maryland Office of the Commissioner of Financial Regulation for Community Bank of the Chesapeake to be merged with and into Shore United Bank, N.A. on the terms and subject to the conditions of the Agreement and Plan of Merger, dated as of December 14, 2022, by and between Shore and TCFC. In addition, the Board of Governors of the Federal Reserve System granted Shore and TCFC a waiver of its merger application requirements. The consummation of the merger remains subject to the approval by Shore’s shareholders of the merger and the issuance of shares of Shore’s common stock in connection with the merger, the approval by TCFC’s shareholders of the merger and the satisfaction of other closing conditions. SHBI and TCFC expect that the merger transaction will close on or about July 1, 2023.

About Shore Bancshares, Inc.

Shore Bancshares, Inc. is the largest independent financial holding company headquartered on the Eastern Shore of Maryland, with assets of approximately $3.5 billion as of December 31, 2022. It is the parent company of Shore United Bank, N.A. Shore United Bank, N.A. operates 31 full-service branches, 32 ATMs, 5 loan production offices, and provides a full range of commercial and consumer banking products and services to individuals, businesses, and other organizations in Anne Arundel County, Baltimore County, Caroline County, Dorchester County, Howard County, Kent County, Queen Anne’s County, Talbot County and Worcester County in Maryland, Kent County and Sussex County in Delaware and in Accomack County, Virginia. The Company engages in trust and wealth management services through Wye Financial Partners, a division of Shore United Bank, N.A.

About The Community Financial Corporation

Headquartered in Waldorf, MD, The Community Financial Corporation is the bank holding company for Community Bank of the Chesapeake, a full-service commercial bank with assets of approximately $2.4 billion as of December 31, 2022. Through its branch offices and commercial lending centers, Community Bank of the Chesapeake offers a broad range of financial products and services to individuals and businesses. TCFC’s branches are located at its main office in Waldorf, Maryland, and branch offices in Bryans Road, Dunkirk, Leonardtown, La Plata, Charlotte Hall, Prince Frederick, Lusby and California, Maryland; and Fredericksburg - Downtown and Fredericksburg - Harrison Crossing, Virginia. More information about Community Bank of the Chesapeake can be found at www.cbtc.com.

FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Shore and TCFC. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on Shore’s and TCFC’s current expectations and assumptions regarding Shore’s and TCFC’s businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Any number of risks, uncertainties, or other factors such as the COVID 19 pandemic could affect Shore’s or TCFC’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive agreement and plan of merger between Shore and TCFC; the outcome of any legal proceedings that may be instituted against Shore or TCFC; delays in completing the proposed transaction; the failure to obtain necessary shareholder approvals, or to satisfy any of the other conditions to the proposed transaction on a timely basis or at all, including the ability of Shore and TCFC to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the possibility that the anticipated benefits of the proposed transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Shore and TCFC do business; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the possibility that revenues following the proposed transaction may be lower than expected; the impact of certain restrictions during the pendency of the proposed transaction on the parties’ ability to pursue certain business opportunities and strategic transactions; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; the ability to complete the proposed transaction and integration of Shore and TCFC successfully; the dilution caused by Shore’s issuance of additional shares of its capital stock in connection with the proposed transaction; and the potential impact of general economic, political or market factors on the companies or the proposed transaction and other factors that may affect future results of Shore or TCFC. Except to the extent required by applicable law or regulation, each of Shore and TCFC disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding Shore, TCFC and factors which could affect the forward-looking statements contained herein can be found in Shore’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2022, June 30, 2022 and September 30, 2022, and its other filings with the SEC, and in TCFC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and its other filings with the Securities and Exchange Commission (“SEC”). SEC filings are available free of charge on the SEC’s website at www.sec.gov.

Additional Information About the Merger and Where to Find It

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed transaction.

In connection with the proposed transaction, a registration statement on Form S-4 will be filed with the SEC that will include a joint proxy statement of TCFC and Shore and a prospectus of Shore, which will be distributed to the shareholders of TCFC and Shore in connection with their votes on the merger of TCFC with and into Shore and the issuance of Shore common stock in the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER AND RELATED MATTERS. Investors and security holders will be able to obtain these documents, and any other documents Shore and TCFC have filed with the SEC, free of charge at the SEC’s website, www.sec.gov, or by accessing Shore’s website at www.shorebancshares.com under the “Investor Relations” link and then under the heading “Documents,” or by accessing TCFC’s website at https://www.cbtc.com/about/investor-relations/. In addition, documents filed with the SEC by Shore or TCFC will be available free of charge by (1) writing Shore at 18 East Dover Street, Easton, MD 21601, Attention: Vance W. Adkins, or (2) writing TCFC at 3035 Leonardtown Road, Waldorf, MD 20601, Attention: Todd Capitani.

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of Shore may be deemed to be participants in the solicitation of proxies from the shareholders of Shore in connection with the proposed transaction. Information about Shore’s directors and executive officers is included in the proxy statement for its 2022 annual meeting of Shore’s shareholders, which was filed with the SEC on April 11, 2022.

The directors, executive officers and certain other members of management and employees of TCFC may also be deemed to be participants in the solicitation of proxies in connection with the proposed transaction from the shareholders of TCFC. Information about the directors and executive officers of TCFC is included in the proxy statement for its 2022 annual meeting of TCFC shareholders, which was filed with the SEC on April 14, 2022.

Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Free copies of this document may be obtained as described above.

For additional information or questions, please contact:

Lloyd L. “Scott” Beatty, Jr.	James M. Burke
President and Chief Executive Officer	President and Chief Executive Officer
Shore Bancshares, Inc.	The Community Financial Corporation
(410) 763-7800	(301) 645-5601

Vance W. Adkins	Todd Capitani
Chief Financial Officer	Chief Financial Officer
Shore Bancshares, Inc.	The Community Financial Corporation
(410) 763-7800	(301) 645-5601